In April 2003, AccuPoll Holding Corp. (the "Company" or "AccuPoll") acquired all of the outstanding voting common stock of Z Prompt, Inc. ("Z Prompt") in a purchase business combination by issuing 8,533,000 shares of its restricted common stock to the shareholders of Z Prompt. Z Prompt has a December 31 year-end.

The following unaudited pro forma combined financial statements (hereinafter collectively referred to as "the pro forma financial statements") are presented for illustrative purpose only, and are not necessarily indicative of the combined financial position at an earlier date or results of operations of future periods or the results that would have been realized had the Company and Z Prompt been a combined entity during the specified periods. The pro forma financial statements (including the notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements of the Company and Z Prompt, including the notes thereto, incorporated herein by reference or included herein. The Company's historical financial statements incorporated herein by reference are the audited June 30, 2002 financial statements included in the related Form 10-KSB. The financial statements referred to in the preceding sentence have been filed with the Securities and Exchange Commission. The historical financial statements of Z Prompt are enclosed herein.

The following pro forma financial statements give effect to the reorganization of the Company and Z Prompt using the purchase method of accounting. The pro forma financial statements are based on the respective historical financial statements and the notes thereto of the Company and Z Prompt (which are included or incorporated herein by reference).

The March 31, 2003 pro forma combined balance sheet, which assumes that the reorganization took place on March 31, 2003, combines the unaudited balance sheet of the Company and Z Prompt as of such date. The pro forma combined statement of operations, which assumes that the reorganization took place on July 1, 2001, combines the audited statement of operations for the year ended June 30, 2002 and the unaudited statement of operations for the nine months ended March 31, 2003 of the Company and the unaudited statement of operations for the twelve month period ended June 30, 2002 and the unaudited statement of operations for the nine months ended March 31, 2003 of Z Prompt.

The pro forma adjustments described in the accompanying notes are preliminary and are based on managements' assumptions. The Company is in the process of engaging a third party to perform the required valuation of the fair value of the net assets acquired and of the Company's restricted common stock issued to the former shareholders of Z Prompt. As a result, for pro forma purposes, management has assumed the value of the Company's restricted common stock to equal the net book value of the net assets acquired. There can be no assurance that the actual fair value of the Company's restricted common stock will equal the net book value of the net assets acquired. Management intends to file an amended 8-K if the valuation results in material differences from book value.

Management is in the process of assessing and formulating its integration plans; although restructuring costs, if any, are not yet known, in the opinion of management, due to each company acquired will be operating as it currently is, any restructuring costs will be immaterial. In the opinion of management, all known presently quantifiable adjustments have been made that are necessary to present fairly the proforma financial statements.

                                                       ACCUPOLL HOLDING CORP.
                                                 PROFORMA CONSOLIDATED BALANCE SHEET

                                                                     HISTORICAL
                                                     ----------------------------------------------     Pro Forma
                                                        AccuPoll        Z Prompt                       Adjustments      Pro Forma
ASSETS                                                  3/31/03         3/31/03         Combined       (See Note 3)      Combined
                                                     --------------  --------------  --------------  --------------  --------------
                                                      (Unaudited)     (Unaudited)     (Unaudited)
Current assets
     Cash and cash equivalents                       $      56,106   $       2,368   $      58,474   $       -       $      58,474
     Accounts receivable, net                                   -           53,817          53,817           -              53,817
     Inventories                                                -           63,049          63,049           -              63,049
     Other current assets                                  158,500              -          158,500           -             158,500
                                                     --------------  --------------  --------------  --------------  --------------
     Total current assets                                  214,606         119,234         333,840           -             333,840

Property and equipment, net                                     -           36,752          36,752           -              36,752
Capitalized software development costs                     533,381              -          533,381           -             533,381
Other assets                                                13,000          10,987          23,987           -              23,987
                                                     --------------  --------------  --------------  --------------  --------------

Total assets                                         $     760,987   $     166,973   $     927,960   $       -       $     927,960
                                                     ==============  ==============  ==============  ==============  ==============


LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
     Accounts payable and accrued expenses           $     482,241   $     298,856   $     781,097   $       -       $     781,097
     Deferred revenue                                           -          286,438         286,438           -             286,438
     Line of credit                                             -          150,000         150,000           -             150,000
     Related party payables                                690,581              -          690,581           -             690,581
     Current portion of notes payable                       50,000          10,707          60,707           -              60,707
     Notes payable to related parties                           -          106,966         106,966           -             106,966
                                                     --------------  --------------  --------------  --------------  --------------
     Total current liabilities                           1,222,822         852,967       2,075,789           -           2,075,789

Notes payable to related parties, less current
  portion                                                       -          354,790         354,790     (298,760)(1)         56,030
                                                     --------------  --------------  --------------  --------------  --------------

Total liabilities                                        1,222,822       1,207,757       2,430,579     (298,760)         2,131,819
                                                     --------------  --------------  --------------  --------------  --------------

Commitments and contingencies

Stockholders' deficit
     Preferred stock, $0.001 par value; 10,000,000
       shares authorized; no shares issued and
       outstanding                                              -               -

     Common stock, $0.001 par value; 100,000,000                                                            533 (1)
       shares authorized; 117,987,049 shares issued                                                       8,000 (2)
       and outstanding                                     109,454         555,221         664,675     (555,221)(2)        117,987

                                                                                                        404,241 (1)
     Additional paid in capital                          5,760,230              -        5,760,230   (1,048,784)(2)      5,115,687
     Stockholder note receivable                          (387,500)             -         (387,500)          -            (387,500)

                                                                                                      1,596,005 (2)
     Accumulated deficit                                (5,944,019)     (1,596,005)     (7,540,024)    (106,014)(1)     (6,050,033)
                                                     --------------  --------------  --------------  --------------  --------------
     Total stockholders' deficit                          (461,835)     (1,040,784)     (1,502,619)     298,760         (1,203,859)
                                                     --------------  --------------  --------------  --------------  --------------

Total liabilities and stockholders' deficit          $     760,987   $     166,973   $     927,960   $       -       $     927,960
                                                     ==============  ==============  ==============  ==============  ==============

                                                                                                             See accompanying notes

                                                       ACCUPOLL HOLDING CORP.
                                            PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                  For The Year Ended June 30, 2002

                                                                       HISTORICAL
                                                     ----------------------------------------------

                                                                                                       Pro Forma       Pro Forma
                                                        AccuPoll        Z Prompt        Combined      Adjustments       Combined
                                                     --------------  --------------  --------------  --------------  --------------
                                                       (Unaudited)     (Unaudited)

Net sales                                            $          -    $   1,321,273   $   1,321,273   $       -       $   1,321,273
Cost of sales                                                   -          923,963         923,963           -             923,963
                                                     --------------  --------------  --------------  --------------  --------------

Gross profit                                                    -          397,310         397,310           -             397,310

OPERATING EXPENSES
Research and development                                   176,064               -         176,064           -             176,064
Professional fees                                        1,198,622               -       1,198,622           -           1,198,622
Selling, general and administrative                        727,219         942,902       1,670,121           -           1,670,121
                                                     --------------  --------------  --------------  --------------  --------------

TOTAL OPERATING EXPENSES                                 2,101,905         942,902       3,044,807           -           3,044,807

Interest expense                                          (303,875)        (29,868)       (333,743)    (106,014)(1)       (439,757)
                                                     --------------  -------------- ---------------- --------------  --------------

Loss before income taxes                                (2,405,780)       (575,460)     (2,981,240)    (106,014)        (3,087,254)

Income taxes                                                   800             800           1,600           -               1,600
                                                     --------------  --------------  --------------  --------------  --------------

NET LOSS                                             $  (2,406,580)  $    (576,260)  $  (2,982,840)  $ (106,014)     $  (3,088,854)
                                                     ==============  ==============  ==============  ==============  ==============

Basic and diluted net loss available to
  common shareholders per common share               $       (0.04)  $       (0.06)  $       (0.04)  $       -       $       (0.04)
                                                     ==============  ==============  ==============  ==============  ==============

Basic and diluted weighted average common
  shares outstanding                                    68,735,272       9,543,562      78,278,834   (1,010,562)        77,268,272
                                                     ==============  ==============  ==============  ==============  ==============


                                                                                                             See accompanying notes

                                                       ACCUPOLL HOLDING CORP.
                                            PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                              For The Nine Months Ended March 31, 2003

                                                                        HISTORICAL
                                                     ----------------------------------------------
                                                                                                       Pro Forma        Pro Forma
                                                         AccuPoll       Z Prompt        Combined      Adjustments       Combined
                                                     --------------  --------------  --------------  --------------  --------------
                                                      (Unaudited)     (Unaudited)      (Unaudited)

Net sales                                            $          -    $   1,167,112   $   1,167,112   $       -       $   1,167,112
Cost of sales                                                   -          831,535         831,535           -             831,535
                                                     --------------  --------------  --------------  --------------  --------------

Gross profit                                                    -          335,577         335,577           -             335,577

OPERATING EXPENSES
Research and development                                        -               -               -            -                  -
Professional fees                                        2,144,546          21,462       2,166,008           -           2,166,008
Selling, general and administrative                      1,372,093         769,910       2,142,003           -           2,142,003
                                                     --------------  --------------  --------------  --------------  --------------

TOTAL OPERATING EXPENSES                                 3,516,639         791,372       4,308,011           -           4,308,011

Interest expense                                           (20,000)        (81,647)       (101,647)    (106,014)(1)       (207,661)
                                                     --------------  --------------  --------------  --------------  --------------

Loss before income taxes                                (3,536,639)       (537,442)     (4,074,081)    (106,014)        (4,180,095)

Income taxes                                                   800             800           1,600           0               1,600
                                                     --------------  --------------  --------------  --------------  --------------

NET LOSS                                             $  (3,537,439)  $    (538,242)  $  (4,075,681)  $ (106,014)     $  (4,181,695)
                                                     ==============  ==============  ==============  ==============  ==============

Basic and diluted net loss available to
  common shareholders per common share               $       (0.03)  $       (0.04)  $       (0.03)  $       -       $       (0.04)
                                                     ==============  ==============  ==============  ==============  ==============

Basic and diluted weighted average common
  shares outstanding                                   109,454,049      12,744,247     122,198,296   (8,129,091)       114,069,205
                                                     ==============  ==============  ==============  ==============  ==============


                                                                                                              See accompanying notes

AccuPoll Holding Corp.
Notes to Unaudited Pro forma Combined  financial  Statements
Period Ended March 31, 2003

Note 1 - Basis of Presentation
------------------------------

The pro forma combined balance sheet assumes that the reorganization took place on March 31, 2003. Such financial statements combine the historical balance sheets of the Company and Z Prompt at that date. The pro forma combined statements of operations assume that the reorganization took place on July 1, 2001 and combine the historical statement of operations for the year ended June 30, 2002 and the nine-months ended March 31, 2003 of the Company and the statement of operations for the twelve month period ended June 30, 2002 and the nine-months ended March 31, 2003 of Z Prompt. The aforementioned historical financial statements have been adjusted as discussed in the notes below.

Note 2 - Introduction to the Unaudited Preliminary Pro forma Adjustments
------------------------------------------------------------------------

The accompanying pro forma information, including the allocation of the purchase price, is based on managements' assumptions. The Company is in the process of engaging a third party to perform the required valuation of the fair value of the net assets acquired and of the Company's restricted common stock issued to the former shareholders of Z Prompt. As a result, for pro forma purposes, management has assumed the value of the Company's restricted common stock to equal the net book value of the net assets acquired. There is no assurance that the market value of the Company's restricted common stock will equal the net book value of the net assets acquired.

Management realizes that the independent valuation of the Company's restricted common stock may conclude that, in estimating its fair value, a discount from the market price is required for blockage and/or restrictions on transferability; the assumption described above effectively ignores any such discount for purposes of the pro forma presentation. The fair value discount may be material to the accompanying combined unaudited pro forma financial statements.

Note 3 - Pro forma Eliminating Entry
------------------------------------

To reflect (1) To record the issuance of 533,000 shares of AccuPoll common stock in settlement of a note payable to a related party of $298,760, net of debt discount of $106,014, which was charged to interest expense upon settlement and
(2) the issuance of common stock by the Company as consideration for the purchase and the elimination of the stockholders' equity accounts of Z Prompt, see Note 2.

Note 4 - Income Taxes
---------------------

Since the unaudited pro forma combined statements of operations reported a loss from operations, there is no income tax effect of the above pro forma financial statements.

Note 5 - Basic and Diluted Loss Per Share
-----------------------------------------

Basic and diluted pro forma loss per common share is calculated based on the issuance (assumed to have been on August 1, 2001 (Inception)) of 8,533,000 shares of AccuPoll's restricted common stock in the reorganization.